UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 10, 2020
__________________________________________
Cimpress plc
(Exact Name of Registrant as Specified in Its Charter)
__________________________________________

Ireland	000-51539	98-0417483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building D,	Xerox Technology Park
A91 H9N9
Dundalk, Co. Louth
Ireland
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: +353 42 938 8500
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12.b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Ordinary Shares, nominal value per share of €0.01	CMPR	NASDAQ	Global Select Market

Item 8.01. Other Events

This Current Report on Form 8-K is being filed to update the (i) the Description of the Business footnote as originally reported in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2019 (the "Form 10-K") to include disclosure related to Cimpress plc (the "Company") moving its place of incorporation from the Netherlands to Ireland by a cross-border merger in which Cimpress N.V., a Dutch public limited company, merged with and into Cimpress plc, an Irish public limited company, with the Company surviving the Irish Merger (as defined below) and (ii) the historical financial information of the Company as originally reported in the Form 10-K, which was revised in the Company's Quarterly Reports on Forms 10-Q for the first and second quarters in the fiscal year ending June 30, 2020, to reflect an update in our reportable segments and an updated segment profitability metric resulting from organizational changes in the first quarter of fiscal 2020.

In this Form 8-K, we are presenting the recast segment information and updated segment profitability metric resulting from these organizational changes as of and for the years ended June 30, 2019, 2018, and 2017, respectively.

Except for the Irish Merger discussed above, this Current Report does not reflect events occurring after the August 9, 2019 filing date of the Annual Report and does not modify or update the disclosures therein except to update the segment presentation and segment profitability measure and to add a subsequent events footnote to Item 8. Financial Statements and Supplementary Data, presented in Exhibit 99.4, for significant events that occurred between the filing dates of the Form 10-K and this Current Report.

Accordingly, the exhibits to this Report include the following items of Form 10-K, which have been updated to (i) include disclosure related to the Irish Merger and (ii) conform to the current segment reporting, as applicable:

Exhibit 99.1 — Item 1: Business
Exhibit 99.2 — Item 1A: Risk Factors
Exhibit 99.3 — Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations
Exhibit 99.4 — Item 8: Financial Statements and Supplementary Data

The information in this Report is deemed incorporated by reference into our registration statements filed under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

See the Exhibit Index within this report.

EXPLANATORY NOTE

This Current Report on Form 8-K is being filed pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by Cimpress plc, an Irish public limited company, as successor to Cimpress N.V., a Dutch public limited company. On December 3, 2019, Cimpress completed its previously announced cross-border merger pursuant to which Cimpress N.V. merged with and into Cimpress plc, with Cimpress plc surviving the merger (the "Irish Merger"). As a result of the Irish Merger, all of Cimpress N.V.'s outstanding ordinary shares, par value €0.01 per share, were exchanged on a one-for-one basis for newly issued ordinary shares, nominal value of €0.01 per share, of Cimpress plc, and Cimpress plc assumed all of Cimpress N.V.'s rights and obligations. This Report includes the full fiscal year ended June 30, 2019, including the activity of Cimpress N.V. before the Irish Merger.

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers, LLP, Independent Registered Public Accounting Firm
99.1	Item 1: Business
99.2	Item 1A: Risk Factors
99.3	Item 7: Management's Discussion and Analysis of Financial Condition and Results of Operations
99.4	Item 8: Financial Statements and Supplementary Data
101
The following materials, formatted in Inline Extensible Business Reporting Language (iXBRL): (i) Consolidated Balance Sheets, (ii) Consolidated Statements of Operations, (iii) Consolidated Statements of Comprehensive Income, (iv) Consolidated Statements of Shareholders' Equity, (v) Consolidated Statements of Cash Flows, and (vi) Notes to Consolidated Financial Statements.

104	Cover Page Interactive Data File, formatted in iXBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

February 10, 2020	Cimpress plc

By:	/s/ Sean E. Quinn
Sean E. Quinn
Chief Financial Officer (Principal Financial and Accounting Officer)